UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_______________________________________________________
FORM 8-K
_______________________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 9, 2022
_______________________________________________________

UPWORK INC.
(Exact name of Registrant as Specified in Its Charter)
_______________________________________________________

Delaware		001-38678	46-4337682
(State or Other Jurisdiction of Incorporation)		(Commission File Number)	(IRS Employer Identification No.)

475 Brannan Street, Suite 430
San Francisco,	California		94107
(Address of Principal Executive Offices)			(Zip Code)
Registrant’s Telephone Number, Including Area Code: (650) 316-7500
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
_______________________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, $0.0001 par value per share	UPWK	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 9, 2022, Upwork Inc., or the Company, appointed Olivier Marie, age 52, as its Chief Accounting Officer, Treasurer, and principal accounting officer, effective June 10, 2022. Mr. Marie has served as the Company’s Controller since January 2021. Prior to joining the Company, between August 2016 and January 2021, Mr. Marie served as a Global Controller at StubHub, Inc., a ticket exchange company. Prior to that, Mr. Marie served in various roles at eBay Inc., an e-commerce company, including most recently as Global Technical Accounting Controller and Head of SEC Reporting, and at PricewaterhouseCoopers LLP, an accounting firm. Mr. Marie received a Master in Management from KEDGE Business School with a concentration in Finance and Accounting, and is a Certified Public Accountant (inactive).

In connection with Mr. Marie’s appointment as the Company’s Chief Accounting Officer, Treasurer, and principal accounting officer, Mr. Marie will receive an initial annual base salary of $350,000. In addition, Mr. Marie will be eligible to participate in the Company’s bonus plan and will have a target annual bonus of 35% of his base salary. Mr. Marie will also be granted a restricted stock unit award, or the RSU, under the Company’s 2018 Equity Incentive Plan to acquire such number of shares of the Company’s common stock equal to $900,000 divided by the average daily closing price of the Company’s common stock for the 30-day period ending on the trading day immediately prior to the date of grant. The RSU will vest with respect to 1/16th of the total number of shares subject to the RSU quarterly over four years for so long as Mr. Marie is providing services to the Company.

There are no arrangements or understandings between Mr. Marie and any other persons, pursuant to which he was appointed as Chief Accounting Officer, Treasurer, and principal accounting officer, no family relationships among any of the Company’s directors or executive officers and Mr. Marie and he has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K. In connection with his appointment, the Company will enter into its standard form of indemnity agreement, which is attached as Exhibit 10.1 to the Company’s Registration Statement on Form S-1 filed with the Securities and Exchange Commission on September 6, 2018 (File No. 333-227207).
SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

UPWORK INC.

Date: June 15, 2022	By:	/s/ Jeff McCombs
Jeff McCombs Chief Financial Officer